UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ronald L. Litzinger will retire from his position as President of Edison International’s subsidiary Edison Energy Group effective on or about December 30, 2017.
     Mr. Litzinger’s separation from service will trigger benefits pursuant to (i) the Edison International 2008 Executive Severance Plan, as amended and restated effective August 24, 2016 and filed as Exhibit No. 10.5 to Edison International’s Form 10-Q for the quarter ended September 30, 2016 (the “9/30/16 10-Q”), (ii) the Edison International 2008 Executive Retirement Plan, as amended and restated effective August 24, 2016 and filed as Exhibit No. 10.1 to the 9/30/16 10-Q, and (iii) the terms and conditions applicable to Edison International long-term incentive grants, incorporated by reference as exhibits to Edison International’s Form 10-K for the year ended December 31, 2016 and filed as Exhibit 10.2 to Edison International’s Form 10-Q for the quarter ended March 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: July 10, 2017